                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

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SEC 1913 (02-02)

                                                                IMPORTANT NOTICE
--------------------------------------------------------------------------------

                         VAN KAMPEN MID CAP GROWTH FUND
                                1 Parkview Plaza
                           Oakbrook Terrace, IL 60181

                                REMINDER NOTICE:
                        SPECIAL MEETING OF SHAREHOLDERS
                            Wednesday, June 23, 2004

May 28, 2004

Dear Shareholder:

     We are writing to remind you that the Special Meeting of Shareholders of the Van Kampen Mid Cap Growth Fund has been adjourned to Wednesday, June 23, 2004.

     In compliance with Maryland law, a new record date of May 20, 2004 has been established in connection with adjournment of the meeting.

     - IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, please do so by following the directions on the enclosed proxy card or by casting your vote by telephone or Internet using the instructions provided on the enclosed proxy card. The Board of Directors of the Van Kampen Mid Cap Growth Fund recommends a vote "FOR" the reorganization and subsequent dissolution of the Fund, for the reasons discussed in the Prospectus/Proxy Statement previously sent to you. PLEASE REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE. If you have any questions, please do not hesitate to contact the Van Kampen Client Relations Department at 1-800-231-2808.

     - IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or Internet.

     - IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR INSTRUCTIONS, you may do so by following the directions on the enclosed proxy card or by casting your vote by telephone or Internet using the instructions provided on the enclosed proxy card.

                       DON'T HESITATE. PLEASE VOTE TODAY!

     If we still have not received your proxy as the date of the Special Meeting moves closer, you may receive a call asking you to exercise your right to vote. ALAMO DIRECT has been retained by the Van Kampen Mid Cap Growth Fund to make follow-up phone calls to encourage shareholders to vote.

     Your prompt response by voting via phone, Internet or mail will help reduce proxy costs and will eliminate your receipt of follow-up phone calls or additional mailings.

Thank you in advance for your participation.

Van Kampen Mid Cap Growth Fund

                         VAN KAMPEN MID CAP GROWTH FUND

May 28, 2004

Dear Shareholder:

     We are writing to notify you again of a special meeting (the "Special Meeting") of the shareholders of the Van Kampen Mid Cap Growth Fund (the "Fund") which has been adjourned to a new date of Wednesday, June 23, 2004. The Special Meeting will be held at the offices of the Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 at 4:00 p.m. Central Time. The purpose of the Special Meeting is:

          1. To approve an Agreement and Plan of Reorganization pursuant to which the Fund would (i) transfer all of its assets and liabilities to the Van Kampen Growth Fund in exchange for Class A, B and C Shares of the Van Kampen Growth Fund, (ii) distribute such Class A, B and C Shares to its shareholders and (iii) be dissolved.

          2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

     To comply with applicable law with respect to the record date for an adjourned shareholder meeting, the Board of Directors of the Fund has established a new record date of May 20, 2004 for the adjourned Special Meeting. Only shareholders of record at the close of business on the new record date are entitled to notice of and to vote at the adjourned Special Meeting (and any further adjournments thereof). The information in this letter amends the Notice of Special Meeting of Shareholders, the Prospectus/Proxy Statement and any other information about the Special Meeting previously delivered to you.

     - IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, please cast your vote on the enclosed proxy card and return in the envelope provided. You may also cast your vote by telephone or Internet using the instructions provided on the enclosed proxy card. The Board of Directors of the Fund recommends a vote "FOR" the reorganization and subsequent dissolution of the Fund, for the reasons discussed in the Prospectus/Proxy Statement. If you have any questions, please contact the Van Kampen Client Relations Department at 1-800-231-2808.

            PLEASE REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE.

     - IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the Internet.

     - IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the directions on the enclosed proxy card or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card.

     The expenses in connection with preparing and mailing this letter have been paid by the investment adviser of the Fund.

     At the close of business on May 20, 2004, the Fund had outstanding 4,268,387 Class A Shares, 4,597,770 Class B Shares and 1,233,663 Class C Shares. As of such date, the directors and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of such date, no person was known by the Fund to own beneficially as much as 5% of the Class A, B or C Shares of the Fund except as follows:

SHAREHOLDER AND ADDRESS                                CLASS OF SHARES   PERCENTAGE OWNERSHIP
-----------------------                                ---------------   --------------------
Edward Jones & Co. ..................................         A                 28.06%
201 Progress Parkway
Maryland Heights, MO 63043-3009

PFPC Brokerage Services .............................         A                  9.90%
FBO Primerica Financial Services                              B                 17.75%
760 Moore Road
King of Prussia, PA 19406-1212

Morgan Stanley Dean Witter...........................         A                  8.33%
Harborside Financial Center 230 Plaza 4(th) Floor             B                 16.54%
Jersey City, NJ 07311                                         C                 17.98%

     At the close of business on May 20, 2004, the Van Kampen Growth Fund (the "Growth Fund") had outstanding 13,895,483 Class A Shares, 6,065,415 Class B Shares and 1,562,374 Class C Shares. As of such date, the directors and officers of the Growth Fund as a group owned less than 1% of the shares of the Growth Fund. As of such date, no person was known by the Growth Fund to own beneficially as much as 5% of the Class A, B or C Shares of the Growth Fund except as follows:

SHAREHOLDER AND ADDRESS                                CLASS OF SHARES   PERCENTAGE OWNERSHIP
-----------------------                                ---------------   --------------------
Edward Jones & Co. ..................................         A                 14.98%
201 Progress Parkway                                          B                  5.53%
Maryland Heights, MO 63043-3009
State Street Bank & Trust Co. .......................         A                 16.58%
FBO ADP/MSDW Alliance
105 Rosemont Road
Westwood, MA 02090-2318
Morgan Stanley Dean Witter...........................         A                  8.11%
Harborside Financial Center 230 Plaza 4(th) Floor             B                 12.97%
Jersey City, NJ 07311
PFPC Brokerage Services..............................         A                  5.69%
FBO Primerica Financial Services                              B                 19.44%
760 Moore Road
King of Prussia, PA 19406-1212

     To the extent the information in the Notice and Prospectus/Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Special Meeting of Shareholders. If you would like another copy of the Prospectus/Proxy Statement, please contact us at 1-800-231-2808.

     We appreciate your careful and prompt consideration of this matter.

                                          Sincerely,

                                          Van Kampen Mid Cap Growth Fund

PROXY                  VAN KAMPEN MID CAP GROWTH FUND                      PROXY
    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2004

The undersigned hereby revokes all previous proxies for his/her Shares and appoints John L. Sullivan, Elizabeth Nelson and Joanne Doldo and each of them, proxies of the undersigned with full power of substitution to vote all Shares of Van Kampen Mid Cap Growth Fund (the "Fund") that the undersigned is entitled to vote at the Fund's Special Meeting of Shareholders (the "Meeting") to be held at the offices of the Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on June 23, 2004 at 4:00 p.m., including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

                            -------------------------------------------
                            CONTROL NUMBER: 999 9999 9999 999
                            -------------------------------------------

                            Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If Shares are held jointly, each holder should sign.

                            --------------------------------------------------
                            Signature


                            --------------------------------------------------
                            Signature (if held jointly)

                                                                         ,2004
                            --------------------------------------------------
                               Dated                                 VKM_13958



                            YOUR VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY NO MATTER HOW MANY SHARES
                                    YOU OWN

THE BOARD OF DIRECTORS OF VAN KAMPEN MID CAP GROWTH FUND RECOMMENDS THAT YOU CAST YOUR VOTE: FOR THE REORGANIZATION AS DESCRIBED IN THE PROSPECTUS/PROXY STATEMENT.


PROPOSALS

                                                              FOR      AGAINST    ABSTAIN
                                                              [ ]        [ ]        [ ]


   1. To approve an Agreement and Plan of Reorganization pursuant to which Van Kampen Mid Cap Growth Fund would (i) transfer all of its assets and liabilities to Van Kampen Growth Fund in exchange for Class A, B and C Shares of Van Kampen Growth
         Fund, (ii) distribute such Class A, B and C Shares to its shareholders and (iii) be dissolved.


   2. To transact such other business as may properly be presented at the meeting or any adjournment thereof.



                            YOUR VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY NO MATTER HOW MANY SHARES
                                    YOU OWN